Item 1: Report to Shareholders

New Jersey Tax-Free Bond Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

The New Jersey Tax-Free Bond Fund produced solid results that were in line with the broad municipal market for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term and high-yield securities maintained their performance advantage over shorter-term and investment-grade issues, respectively.

MARKET ENVIRONMENT

Economic conditions were generally favorable in the last six months, despite surging oil prices. Annualized gross domestic product growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments.

Municipal money market and shorter-term bond yields rose in tandem with the fed funds rate for the past six months, and long-term rates edged lower, resulting in a flatter municipal yield curve. Long-term municipal securities outperformed their shorter-term rivals. As shown in the graph, New Jersey bond yields trended lower over the six-month reporting period and for the year. The taxable bond market experienced the same trend, and municipal and taxable bond returns were very similar across the maturity spectrum for the last six months.

Tobacco bonds were top performers as yields in this industry fell to their lowest on record. Overall, BBB and lower-rated bond returns were notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

Nationally, new municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts are mostly higher than expected, strengthening the general obligation sector as overall state finances improve. Although demand for munis from individual investors remains lukewarm given low rates, institutional demand, particularly from hedge funds and other nontraditional buyers of municipal securities, has picked up the slack. Overall, municipals are experiencing strong demand despite near-record supply and low yields.

NEW JERSEY MARKET NEWS

The Garden State maintains a high-quality credit rating. In mid-July, Standard & Poor’s upgraded New Jersey’s general obligation debt to AA from AA-, citing the state’s strong economy and wealthy population for the higher rating. However, neither Moody’s nor Fitch have upgraded the state’s debt—rated Aa3 and AA-, respectively—since the unilateral downgrade of New Jersey’s credit rating by all three major agencies in July 2004.

New Jersey continues its economic and fiscal recovery from the recent recession. S&P reports that the state’s economy is expected to mirror the nation and outperform its region through 2006. According to the Bureau of Labor Statistics, state unemployment for July 2005 was 4.1%, compared with an average rate of 4.8% for 2004. New Jersey’s wealth levels, as measured by per capita personal income and median family income, are among the highest in the country.

Audited financial information for New Jersey’s fiscal year, ended on June 30, 2005, is not yet available. However, preliminary estimates suggest that the state’s reserves totaled $644 million, or about 2% of revenues. An ongoing concern regarding the state has been its failure to match recurring revenues with growing expenses, necessitating the use of “one-shot,” nonrecurring revenues. New Jersey’s fiscal year 2006 budget totals $27.9 billion and closes an estimated budget gap of $4.0 billion. In a move toward achieving a match between revenues and expenses, the state decreased its use of one-shots to $1.4 billion for fiscal 2006 from a high of $2.8 billion in fiscal 2005.

In July 2004, a State Supreme Court ruling eliminated the state’s ability to use deficit borrowing (i.e., issuing bonds to pay for operations) to balance future budgets. Recently, a judge ruled that the state’s plan to utilize $150 million of savings from a tobacco bond refinancing in the fiscal 2006 budget qualifies as deficit borrowing and is thus unconstitutional. The state has delayed the refinancing deal while it appeals the ruling; if the ruling is ultimately upheld, New Jersey will need to identify $150 million of replacement revenues.

According to 2005 State Debt Medians, published by Moody’s Investors Service, New Jersey’s total outstanding debt has grown to $25.2 billion. New Jersey per capita tax-supported debt has reached $2,901, placing the state fourth-highest in the nation behind Connecticut, Massachusetts, and Hawaii. The majority of New Jersey’s current debt is “appropriation backed,” meaning debt service on such obligations is appropriated annually, but the state legislature has no legal obligation to continue making such appropriations.

PORTFOLIO STRATEGY

The New Jersey Tax-Free Bond Fund modestly outperformed its Lipper peer group for the six-month period ended August 31, 2005, and slightly trailed the benchmark average for the past 12 months, reflecting the fund’s defensive posturing. In recent months we added to longer-maturity holdings, which aided our relative performance.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
New Jersey Tax-Free
Bond Fund	2.64%	5.11%
Lipper New Jersey Municipal
Debt Funds Average	2.52	5.40

Since February, the fund’s share price advanced six cents, and dividends for the period totaled $0.25. At the end of the current reporting period, the portfolio’s 30-day dividend yield was 4.18%, virtually unchanged from six months ago. In our February letter to shareholders, we discussed how duration and weighted average maturity had declined, and over the past six months we slightly extended both. While our bias remains defensive, the portfolio’s posture has been less so in recent months.

PORTFOLIO CHARACTERISTICS
Periods Ended	2/28/05	8/31/05
Price Per Share	$11.81	$11.87
Dividends Per Share
For 6 months	0.25	0.25
For 12 months	0.51	0.50
30-Day Dividend Yield *	4.20%	4.18%
30-Day Standardized
Yield to Maturity	3.18	3.43
Weighted Average
Maturity (years)	13.4	14.3
Weighted Average Effective
Duration (years)	5.2	5.3
*	Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at
the end of the period.

Our long-maturity and long-duration debt outperformed the general municipal market and contributed to performance. As was the case six months ago, the laggards were shorter-maturity bonds (those maturing in less than seven years) as the Federal Reserve continued moving the fed funds rate higher. Over the past six months, the portfolio maintained an underweight in the short end of the yield curve and overweighted the long end (particularly bonds with 15- to 20-year maturities), which was beneficial to relative results. We did not buy many bonds in the 30-year range, however, because we believed that New Jersey tax-exempt bonds were rather richly priced and didn’t offer relative value. Our zero-coupon holdings, which have long-duration characteristics, were also strong contributors.

PORTFOLIO DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
	2/28/05	8/31/05
Prerefunded Bonds	19.0%	18.0%
General Obligation–Local	11.8	13.2
Hospital Revenue	12.5	11.5
Educational Revenue	11.4	10.2
Ground Transportation Revenue	5.4	7.7
Lease Revenue	5.3	7.6
Life Care/Nursing Home Revenue	5.9	6.2
Air and Sea Transportation Revenue	4.0	6.1
Other Assets and Reserves	24.7	19.5
Total	100.0%	100.0%

Lower-rated credits performed well thanks to their incremental yield advantage. Continued strong demand also pushed valuations higher. The industrial development and pollution control revenue sector fared particularly well as airline-backed debt and Master Settlement Agreement-backed tobacco bonds outperformed. New Jersey tobacco bonds also generated solid returns as the state announced its intention to refund a portion of the outstanding debt. Due to legal issues, the refunding has not occurred as of this writing. The fund’s underweight allocation in tobacco debt hampered our relative returns. Near the end of the period, performance for both sectors began to wane; tobacco bonds were hurt by a rebirth in new issuance, and the airline industry by heavy losses as fuel prices spiked. Our long-term outlook for both sectors remains negative, and we intend to maintain our underweight.

In general, our additions to the portfolio reflected our preference for longer-maturity credits with shorter durations, such as premium bonds trading to a 10-year call feature. The fund’s largest sectors were little changed over the past six months. Prerefunded bonds remain the largest sector holding, although we reduced our overall exposure modestly in order to underweight shorter-maturity holdings.

The fund’s weighted average quality has remained high with over 80% of assets in the A to AAA categories. Overall, the portfolio’s posturing is defensive, albeit less so now than six months ago. As always, our emphasis remains on enhancing returns by finding the best value along the yield curve and maximizing yield with lower-rated credits when prices are attractive.

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy.

Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

Respectfully submitted,

Konstantine B. Mallas
Chairman of the Investment Advisory Committee

September 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The New Jersey Tax-Free Bond Fund is less diversified than one investing nationally.

GLOSSARY

Appropriation-backed bonds: Long-term obligations sold under a variety of financial arrangements—primarily lease-purchase and contractual service agreements used to finance capital projects. Debt service on such obligations is appropriated by the state legislature annually, but the legislature has no legal obligation to continue to make such appropriations.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Lehman Brothers U.S. Aggregate Index: A broadly diversified index of investment-grade corporate, government, and mortgage securities.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study the trends reflected by yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past
10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative)
returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/05	1 Year	5 Years	10 Years
New Jersey Tax-Free Bond Fund	5.11%	6.19%	5.78%

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing per-
formance, shareholders should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW JERSEY TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,026.40	$2.96
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.28	2.96
*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.58%), multi-
plied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 6/30/05	1 Year	5 Years	10 Years
New Jersey Tax-Free Bond Fund	7.51%	6.66%	5.92%

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.

This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the share-
holder may pay on fund distributions or the redemption of fund shares.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	8/31/05**	2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$11.81	$12.03	$11.84	$11.50	$11.33	$10.62

Investment activities
Net investment
income (loss)	0.25	0.51	0.51	0.54	0.54	0.55
Net realized and
unrealized gain (loss)	0.06	(0.22)	0.19	0.34	0.17	0.71

Total from
investment activities	0.31	0.29	0.70	0.88	0.71	1.26

Distributions
Net investment income	(0.25)	(0.51)	(0.51)	(0.54)	(0.54)	(0.55)

NET ASSET VALUE
End of period	$11.87	$11.81	$12.03	$11.84	$11.50	$11.33

Ratios/Supplemental Data
Total return^	2.64%	2.50%	6.10%	7.83%	6.46%	12.18%
Ratio of total expenses to
average net assets	0.58%†	0.58%	0.58%	0.59%	0.60%	0.63%
Ratio of net investment
income (loss) to average
net assets	4.20%†	4.32%	4.37%	4.63%	4.80%	5.04%
Portfolio turnover rate	23.5%†	20.0%	14.0%	14.7%	17.0%	24.6%
Net assets, end of period
(in thousands)	$174,831	$165,992	$160,883	$148,333	$129,504	$121,824

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** Per share amounts calculated using average shares outstanding method.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)	$ Par	Value
(Amounts in 000s)

NEW JERSEY 91.7%

Bordentown Sewage Auth., 5.50%, 12/1/25 (FGIC Insured)	1,300	1,422
Burlington County Bridge Commission, GO, 5.25%, 8/15/19	825	902
Cape May PCR, Atlantic City Electric
6.80%, 3/1/21 (MBIA Insured)	1,520	2,020
Cherry Hill Township, GO, 5.00%, 7/15/21 (MBIA Insured)	1,000	1,086
Egg Harbor Township School Dist., 5.00%, 7/15/16
(Prerefunded 7/15/11†) (FGIC Insured)	1,000	1,101
Essex County, Corrections Fac., 5.75%, 10/1/30
(Prerefunded 10/1/10†) (FGIC Insured)	1,500	1,680
Essex County Improvement Auth., GO, 5.125%, 10/1/19
(MBIA Insured)	1,500	1,645
Gloucester County Improvement Auth., IDRB, Waste Management
6.85%, 12/1/29 (Tender 12/1/09)	1,100	1,229
Hopewell Valley Regional School Dist., GO
5.00%, 8/15/15 (FGIC Insured)	2,000	2,149
Hudson County Improvement Auth., GO
5.00%, 4/1/25 (AMBAC Insured)	2,000	2,150
Union City, 5.20%, 7/15/24 (FGIC Insured)	2,000	2,131
Mercer County Improvement Auth., GO
School Dist. 5.25%, 1/15/23 (FGIC Insured)	1,460	1,609
Solid Waste, 5.75%, 9/15/16	2,000	2,148
Middlesex County Improvement Auth., GO
5.25%, 9/15/20	1,500	1,673
Golf Course, 5.25%, 6/1/20	1,310	1,450
Middlesex County Improvement Auth.
North Brunswick Township, 5.00%, 10/1/12 (FGIC Insured)	1,130	1,241
Student Housing Urban Renewal
5.00%, 8/15/18	250	263
5.00%, 8/15/34	1,305	1,344
Middlesex County PCR, Amerada Hess, 6.05%, 9/15/34	500	540
Middlesex County Utilities Auth., VR, 6.25, 8/15/10 (MBIA Insured)	500	541
Morris County, 5.25%, 11/15/20 (Prerefunded 11/15/09†)	725	786
Morris-Union Jointure Commission, COP
5.00%, 5/1/27 (RAA Insured)	1,000	1,050
New Brunswick Parking Auth., 5.00%, 9/1/34 (MBIA Insured)	1,000	1,051
New Jersey, GO, 5.50%, 5/1/17 (Prerefunded 5/1/10†)	1,000	1,101
New Jersey Building Auth., 5.375%, 6/15/19
(Prerefunded 6/15/09†)	3,000	3,245
New Jersey Economic Dev. Auth.
5.00%, 3/1/23 (FSA Insured)	1,400	1,512
American Water, 6.875%, 11/1/34 (FGIC Insured) #	1,000	1,023
Cigarette Tax
5.00%, 6/15/11 (FGIC Insured)	1,000	1,080
5.75%, 6/15/34	2,000	2,149
Continental Airlines, IDRB, 7.00%, 11/15/30 #	1,000	982
Ed. Testing Service, 4.75%, 5/15/25 (MBIA Insured)	1,950	1,988
Franciscan Oaks, 5.75%, 10/1/23	375	381
Harrogate
5.50%, 12/1/06	400	407
5.65%, 12/1/08	400	415
5.75%, 12/1/16	500	517
5.875%, 12/1/26	1,000	1,029
Kapkowski Road Landfill
Zero Coupon, 4/1/10 (Escrowed to Maturity)	1,025	873
5.75%, 10/1/21	250	275
Keswick Pines
5.70%, 1/1/18	500	513
5.75%, 1/1/24	850	868
Lawrenceville School, 5.75%, 7/1/16 (Prerefunded 7/1/06†)	2,000	2,087
Lease Liberty State Park
5.00%, 3/1/21 (MBIA Insured)	2,285	2,485
5.00%, 3/1/24	1,500	1,598
Lions Gate Project
5.75%, 1/1/25	710	728
5.875%, 1/1/37	230	237
Masonic Charity Foundation
5.50%, 6/1/31	1,000	1,081
6.00%, 6/1/25	1,000	1,124
Motor Vehicle Surcharge, 5.25%, 7/1/26 (MBIA Insured)	1,000	1,171
Presbyterian Homes at Montgomery, 6.375%, 11/1/31	800	831
St. Barnabas Health Care System, Zero Coupon, 7/1/16
(MBIA Insured)	3,500	2,272
The Evergreens
6.00%, 10/1/17	1,055	1,087
6.00%, 10/1/22	965	992
The Seeing Eye, 6.20%, 12/1/24 (Prerefunded 12/1/09†)	1,000	1,129
Transportation, 6.00%, 5/1/16 (Prerefunded 5/1/09†)
(FSA Insured)	1,000	1,101
Winchester Gardens
8.625%, 11/1/25 (Prerefunded 11/1/06†)	500	542
Ward Homestead, 5.80%, 11/1/31	660	699
New Jersey EFA
5.375%, 7/1/17 (FGIC Insured)	1,330	1,474
Capital Improvement, 5.00%, 9/1/19 (Prerefunded 9/1/10†)
(FSA Insured)	1,000	1,084
Georgian Court College, 6.50%, 7/1/33	500	569
Monmouth Univ.
5.25%, 7/1/09	480	505
5.60%, 7/1/12	450	471
Montclair St. Univ., 5.00%, 7/1/32 (FGIC Insured)	1,125	1,197
Princeton Univ.
VRDN (Currently 2.20%)	2,500	2,500
5.00%, 7/1/30	1,000	1,079
Public Library Grant, 5.00%, 9/1/22 (AMBAC Insured)	1,000	1,076
Ramapo College, 5.00%, 7/1/25 (AMBAC Insured)	600	637
Rider Univ., 5.50%, 7/1/23 (RAA Insured)	1,000	1,100
Rowan College, 6.00%, 7/1/21 (Prerefunded 7/1/06†)
(AMBAC Insured)	1,000	1,036
Rowan Univ.
5.125%, 7/1/30 (FGIC Insured)	1,000	1,069
5.25%, 7/1/22 (FGIC Insured)	1,175	1,283
Stevens Institute of Technology
5.00%, 7/1/12	250	262
5.375%, 7/1/11	585	620
New Jersey Environmental Infrastructure Trust, 5.25%, 9/1/20	1,500	1,626
New Jersey HFFA
Atlantic City Medical Center, 5.75%, 7/1/25	2,000	2,170
Greystone Park Psychiatric Hosp., 5.00%, 9/15/25
(AMBAC Insured)	1,500	1,610
Hackensack Univ. Medical Center, 6.00%, 1/1/34	1,750	1,882
Kennedy Health Systems, 5.50%, 7/1/21	1,000	1,063
Pascack Valley Hosp. Assoc., 6.50%, 7/1/23	750	778
Robert Wood Johnson Univ. Hosp., 5.75%, 7/1/25	1,500	1,623
RWJ Health Care Corp. at Hamilton, 5.00%, 7/1/25
(RAA Insured)	1,000	1,057
Somerset Medical Center, 5.50%, 7/1/33	2,000	2,064
South Jersey Hosp., 5.875%, 7/1/21	2,250	2,447
St. Clares Hosp., 5.25%, 7/1/14 (MBIA Insured)	2,000	2,237
St. Peters Univ. Hosp., 6.875%, 7/1/30	1,000	1,108
Trinitas Hosp.
6.00%, 7/1/14	750	783
6.00%, 7/1/20	570	597
New Jersey Higher Ed. Student Assistance Auth.
5.80%, 6/1/16 (MBIA Insured) #	670	687
6.00%, 6/1/15 (MBIA Insured) #	1,365	1,392
New Jersey Highway Auth., Garden State Parkway
5.75%, 1/1/13 (Prerefunded 1/1/10†)	2,000	2,229
New Jersey Housing & Mortgage Fin. Agency
Multi-Family Housing
5.50%, 5/1/22 (FSA Insured) #	450	474
5.55%, 11/1/09 (FSA Insured) ++	1,000	1,048
5.70%, 5/1/20 (FSA Insured)	455	481
6.25%, 11/1/26 (FSA Insured)	715	760
New Jersey Transit Corp., 5.50%, 2/1/08 (AMBAC Insured)	4,250	4,492
New Jersey Transportation Trust Fund Auth.
5.125%, 6/15/15 (Prerefunded 6/15/09†)	1,635	1,754
6.00%, 12/15/19 (Prerefunded 12/15/11†) (MBIA Insured)	1,250	1,441
New Jersey Turnpike Auth.
5.00%, 1/1/21 (FSA Insured)	2,000	2,169
5.00%, 1/1/25 (FSA Insured)	2,500	2,689
5.00%, 1/1/27 (FGIC Insured)	700	742
5.00%, 1/1/35 (FSA Insured)	2,000	2,132
5.50%, 1/1/25 (Prerefunded 1/01/10†) (MBIA Insured)	1,025	1,123
North Hudson Sewage Auth.
Zero Coupon, 8/1/20 (MBIA Insured)	2,350	1,265
5.25%, 8/1/18 (FGIC Insured)	2,000	2,199
Ocean County, GO
5.00%, 11/1/17 (MBIA Insured)	325	360
5.35%, 12/1/17 (Prerefunded 12/1/09†)	1,695	1,859
General Improvement, 5.125%, 9/1/18
(Prerefunded 9/1/10†)	1,590	1,727
Port Auth. of New York & New Jersey
VRDN (Currently 2.30%)	1,500	1,500
VRDN (Currently 2.31%)	1,950	1,950
5.00%, 7/15/26 (FSA Insured) #	1,905	2,018
5.125%, 1/15/36 #	1,000	1,030
5.875%, 9/15/15 (FGIC Insured) #	1,000	1,038
JFK Int'l. Air Terminal, VRDN (Currently 2.54%)
(MBIA Insured) #	1,000	1,000
TECP, 2.53%, 10/7/05	500	500
Salem County Pollution Control Fin. Auth. PCR
Du Pont De Nemours & Co., 6.50%, 11/15/21 #	2,000	2,039
PSEG Power, 5.75%, 4/1/31 #	1,700	1,812
South Jersey Transportation Auth., IDRB
Raytheon Air, 6.15%, 1/1/22 #	660	681
Tobacco Settlement Fin. Corp.
5.75%, 6/1/32	250	261
6.75%, 6/1/39	450	525
7.00%, 6/1/41	150	179
Trenton, GO, 5.00%, 12/1/26 (MBIA Insured)	2,000	2,148
Univ. of Medicine & Dentistry, 5.00%, 12/1/31 (AMBAC Insured)	1,000	1,054
Wanaque Valley Regional Sewage Auth., GO
5.75%, 9/1/18 (AMBAC Insured)	3,115	3,615
Winslow Township Board of Ed., 5.20%, 8/1/16
(Prerefunded 8/1/09†) (FGIC Insured)	2,010	2,165
Total New Jersey (Cost $150,310)		160,278

DELAWARE 1.5%

Delaware River & Bay Auth.
5.00%, 1/1/27 (MBIA Insured)	1,500	1,614
5.50%, 1/1/15 (Prerefunded 1/1/10†) (AMBAC Insured)	500	552
5.50%, 1/1/16 (Prerefunded 1/1/10†) (AMBAC Insured)	500	551
Total Delaware (Cost $2,565)		2,717

PENNSYLVANIA 0.7%
Delaware River Joint Toll Bridge Commission,
Pennsylvania Bridge, 5.00%, 7/1/28	1,140	1,197
Total Pennsylvania (Cost $1,119)		1,197

PUERTO RICO 6.2%

Children's Trust Fund, Tobacco Settlement
Zero Coupon, 5/15/55	5,000	171
6.00%, 7/1/26 (Prerefunded 7/1/10†)	1,500	1,688
Puerto Rico, 5.00%, 7/1/27 (Prerefunded 7/1/12†)	1,400	1,541
Puerto Rico Electric Power Auth., 5.00%, 7/1/08	1,500	1,570
Puerto Rico Highway & Transportation Auth.
5.00%, 7/1/36	500	530
5.50%, 7/1/18	500	517
Puerto Rico Infrastructure Fin. Auth., Excise Tax
Zero Coupon, 7/1/30 (FGIC Insured)	2,950	977
Puerto Rico Public Buildings Auth., GO, 5.50%, 7/1/24	1,000	1,112
Puerto Rico Public Fin. Corp., 5.25%, 8/1/29
(Tender 2/1/12) (MBIA Insured)	2,500	2,755
Total Puerto Rico (Cost $10,198)		10,861

U. S. VIRGIN ISLANDS 0.5%

Virgin Islands PFA
Hovensa Refinery
5.875%, 7/1/22 #	250	272
6.125%, 7/1/22 #	500	553
Total U. S. Virgin Islands (Cost $750)		825

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts(2)		(5)
		(5)

Total Investments in Securities
100.6% of Net Assets (Cost $164,942)	$175,873

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Interest subject to alternative minimum tax
++	All or a portion of this security is pledged to
cover margin requirements on futures con-
tracts at August 31, 2005.
†	Used in determining portfolio maturity
AMBAC	AMBAC Assurance Corp.
COP	Certificates of Participation
EFA	Educational Facility Authority
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance Inc.
GO	General Obligation
HFFA	Health Facility Financing Authority
IDRB	Industrial Development Revenue Bond
MBIA	MBIA Insurance Corp.
PCR	Pollution Control Revenue
PFA	Public Finance Authority
RAA	Radian Asset Assurance Inc.
TECP	Tax-Exempt Commercial Paper
VR	Variable Rate; rate shown is effective rate
at period-end
VRDN	Variable-Rate Demand Note; rate shown is
effective rate at period-end

(2) Open Futures Contracts at August 31, 2005 were as follows:
($ 000s)

		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 10 U.S. Treasury ten year contracts,
$25 par of 5.55% New Jersey Housing
& Mortgage Fin. Agency bonds pledged
as initial margin	9/05	$(1,129)	$(2)
Net payments (receipts) of variation
margin to date			(3)
Variation margin receivable (payable)
on open futures contracts			$(5)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value (cost $164,942)	$175,873
Interest receivable	1,977
Receivable for shares sold	76
Other assets	4

Total assets	177,930

Liabilities
Investment management fees payable	60
Payable for investment securities purchased	2,798
Payable for shares redeemed	42
Due to affiliates	11
Other liabilities	188

Total liabilities	3,099

NET ASSETS	$174,831

Net Assets Consist of:
Undistributed net investment income (loss)	$108
Undistributed net realized gain (loss)	(2,091)
Net unrealized gain (loss)	10,934
Paid-in-capital applicable to 14,723,711 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	165,880

NET ASSETS	$174,831

NET ASSET VALUE PER SHARE	$11.87

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)

6 Months
Ended
8/31/05
Investment Income (Loss)
Interest income	$4,063

Expenses
Investment management	350
Custody and accounting	56
Shareholder servicing	50
Prospectus and shareholder reports	15
Legal and audit	9
Registration	4
Trustees	3
Proxy and annual meeting	1
Miscellaneous	4

Total expenses	492
Expenses paid indirectly	(1)

Net expenses	491

Net investment income (loss)	3,572

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	116
Futures	(77)

Net realized gain (loss)	39

Change in net unrealized gain (loss)
Securities	941
Futures	(17)

Change in net unrealized gain (loss)	924

Net realized and unrealized gain (loss)	963

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,535

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,572	$6,822
Net realized gain (loss)	39	165
Change in net unrealized gain (loss)	924	(3,227)

Increase (decrease) in net assets from operations	4,535	3,760

Distributions to shareholders
Net investment income	(3,563)	(6,802)

Capital share transactions *
Shares sold	16,865	28,346
Distributions reinvested	2,780	5,265
Shares redeemed	(11,778)	(25,460)

Increase (decrease) in net assets from capital
share transactions	7,867	8,151

Net Assets
Increase (decrease) during period	8,839	5,109
Beginning of period	165,992	160,883

End of period	$174,831	$165,992

(Including undistributed net investment income
of $108 at 8/31/05 and $99 at 2/28/05)

*Share information
Shares sold	1,429	2,401
Distributions reinvested	235	449
Shares redeemed	(998)	(2,170)

Increase (decrease) in shares outstanding	666	680

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes by investing primarily in investment-grade New Jersey municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $26,703,000 and $19,045,000, respectively, for the six months ended August 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2005, the fund had $1,874,000 of unused capital loss carryforwards, of which $762,000 expire in fiscal 2008 and $1,112,000 that expire in fiscal 2009.

At August 31, 2005, the cost of investments for federal income tax purposes was $164,849,000. Net unrealized gain aggregated $11,027,000 at period-end, of which $11,041,000 related to appreciated investments and $14,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $38,000 for T. Rowe Price Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005